AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT D

SELECT RESERVESM

FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS

SUPPLEMENT DATED SEPTEMBER 12, 2000

TO

PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 3, 2000

AS SUPPLEMENTED MAY 25, 2000 AND AUGUST 2, 2000

The Trustees of the Wright Managed Blue Chip Series Trust ("Trust") have agreed to liquidate the Wright International Blue Chip Portfolio and the Wright Selected Blue Chip Portfolio, effective December 15, 2000. Therefore, as of the date of this Supplement, you will no longer be able to direct purchase payments or transfers into the Wright International Blue Chip Division and/or the Wright Selected Blue Chip Division.

In connection with this liquidation, we will be required to pay to you all of your Account Value you have invested in the Wright International Blue Chip Division and/or the Wright Selected Blue Chip Division. The rules of the federal Internal Revenue Service ("IRS") treat this distribution to you as reportable to the IRS, and may be taxable to you. To avoid the potential of current taxation you may transfer all of your Account Value in the Wright International Blue Chip Division and/or the Wright Selected Blue Chip Division prior to December 14, 2000, into another Division offered in your Select Reserve Contract. You may also exchange your Select Reserve Contract for a different variable annuity contract, or you may withdraw any or all of the Account Value in your Select Reserve Contract, subject to potential tax implications.

On or about December 1, 2000, we expect to add three or more additional Series to Select Reserve. You will be advised as to their availability.

Should you have any questions, you may contact our Annuity Administration Department at 1-800-813-5065.